UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 06, 2023

URBAN ONE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

1010 Wayne Avenue

14th Floor

Silver Spring, Maryland 20910

(301) 429-3200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, $.001 Par Value	UONE	NASDAQ Capital Market
Class D Common Stock, $.001 Par Value	UONEK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 6, 2023, Urban One, Inc. (the "Company") issued a press release setting forth the results for its quarter ended December 31, 2022. A copy of the press release is attached as Exhibit 99.1.

Item 4.01.     Changes in Registrant’s Certifying Accountant

Subsequent to the filing of the 2022 Annual Report on Form 10-K for Urban One, Inc., the Company notified BDO USA, P.A. (“BDO”) that it would be dismissed as the Company’s independent registered public accounting firm. The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved the dismissal of BDO on July 11, 2023 and BDO’s dismissal as the Company’s independent registered public accounting firm will be effective on July 12, 2023. The Audit Committee has appointed Ernst & Young LLP (EY) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 effective as of July 12, 2023.

The audit reports of BDO on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and December 31, 2021 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that BDO’s report on the Company’s financial statements as of and for the years ended December 31, 2022  and 2021 noted that “As discussed in Note 2 to the consolidated financial statements, the 2021 consolidated financial statements have been restated to correct misstatements.”

During the Company’s fiscal years ended December 31, 2022 and December 31, 2021 and through July 11, 2023, the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years.

During the Company’s fiscal years ended December 31, 2022 and December 31, 2021 and through July 11, 2023, no “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K occurred, other than the material weaknesses in internal control over financial reporting initially disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The material weaknesses related to:

1) entity-level controls were not appropriately designed impacting the control environment, risk assessment procedures and monitoring activities; and

2) control activities which include:

a)	effective controls were not designed and maintained over the information technology general controls (“ITGCs”) in the areas of user access, program change management, and segregation of duties for certain information technology systems that support the Company’s financial reporting and other processes;
b)	effective controls were not designed and maintained over the proper segregation of duties relating to the review of manual journal entries;
c)	effective review controls over revenue, income taxes, content assets, launch assets, the preparation of the statements of cash flows and certain financial statement disclosures;
d)	effective review controls were not designed and maintained over the accounting and disclosures related to the investment in MGM National Harbor; and
e)	effective controls were not designed and maintained over the completeness and accuracy of the balances of radio broadcasting licenses, goodwill and related accounts, specifically, the Company’s monitoring and control activities related to review of key third-party reports and assumptions used in the valuation of its radio broadcasting licenses, goodwill and related accounts were not operating effectively.

The Audit Committee discussed this matter with BDO, and the Company has authorized BDO to respond fully to any inquiries of EY with respect to this matter.

The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested a letter from BDO to the United States Securities and Exchange Commission indicating whether it agrees with these disclosures. A copy of BDO’s letter, dated July 12, 2023, is filed as Exhibit 16.1 hereto.

During the Company’s fiscal years ended December 31, 2022 and December 31, 2021 and through July 11, 2023, neither the Company nor anyone acting on the Company’s behalf consulted with EY regarding any matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 8.01 Other Events.

During the course of its earnings call for the year ended December 31, 2022, the Company gave a number of updates given the delays in its reporting both for the year ended December 31, 2022 and the quarter ended March 31, 2023. First, the Company noted that for the year-ended December 31, 2023, it expected to achieve Adjusted EBITDA in excess of that for the year ended December 31, 2019 excluding amounts for the MGM distribution. The Company noted that this estimate reflected pre-pandemic performance or better while taking into account the non-recurrence of distributions from MGM National Harbor given that the Company had sold its interest in the property back to MGM in Q1 2023 as previously announced. Next, the Company noted that it expected free cash flow of approximately $65 million for the year, with variation around that number subject to the Company's spend rate and timing on certain capital expenditure items. With respect to the Company's debt position, it was noted that the Company repurchased $25 million of its 2028 Notes in the period ended March 31, 2023 at an average price of approximately 89.1%, bringing current total gross debt to a balance of $725 million, down from $825 million at the start of 2022. Finally, the Company noted that it continued to analyze capital deployment and consolidation opportunities across its various segments, including within its radio and cable TV segments. The Company noted that any such opportunities would be subject to both a strategy and financial return analysis such that any given opportunity would have to provide the most impactful return when compared to other opportunities.

Item  9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
16.1	Letter of BDO USA, LLP to the United States Securities and Exchange Commission dated July 12, 2023
99.1	Press release dated July 06, 2023: Urban One Reports Fourth Quarter Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

The Company cautions you certain of the statements in this Form 8-K or in its press release may represent “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the extent of the impact of the COVID-19 global pandemic or any other epidemic, disease outbreak, or public health emergency, including the duration, spread, severity, and any recurrence of the COVID-19 pandemic, the duration and scope of related government orders and restrictions, the impact on our employees, economic, public health, and political conditions that impact consumer confidence and spending, including the impact of COVID-19 and other health epidemics or pandemics on the global economy; the rapidly evolving nature of the COVID-19 pandemic and related containment measures, including changes in unemployment rate; the impact of political protests and curfews imposed by state and local governments; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company’s Forms 10-K, Forms 10-K/A, Forms 10-Q, Forms 10-Q/A and Form 8-K reports (including all amendments to those reports).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN ONE, INC.

/s/ Peter D. Thompson
July 12, 2023	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer